Certain Transfers of Financial Assets and Variable Interest Entities	12 Months Ended
Dec. 31, 2011
Certain Transfers of Financial Assets and Variable Interest Entities [Abstract]
Accounting for Certain Loans and Debt Securities Acquired in Transfer Disclosure [Text Block]
NOTE 11 - CERTAIN TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTEREST ENTITIES
Certain Transfers of Financial Assets and related Variable Interest Entities
The Company has transferred residential and commercial mortgage loans, student loans, commercial and corporate loans, and CDO securities in sale or securitization transactions in which the Company has, or had, continuing involvement. All such transfers have been accounted for as sales by the Company. The Company’s continuing involvement in such transfers includes owning certain beneficial interests, including senior and subordinate debt instruments as well as equity interests, servicing or collateral manager responsibilities, and guarantee or recourse arrangements. Except as specifically noted herein, the Company is not required to provide additional financial support to any of the entities to which the Company has transferred financial assets, nor has the Company provided any support it was not otherwise obligated to provide. In accordance with the accounting guidance related to transfers of financial assets that became effective on January 1, 2010, upon completion of transfers of assets that satisfy the conditions to be reported as a sale, the Company derecognizes the transferred assets and recognizes at fair value any beneficial interests in the transferred financial assets such as trading assets or securities AFS as well as servicing rights retained and guarantee liabilities incurred. See Note 19, “Fair Value Election and Measurement,” for further discussion of the Company’s fair value methodologies.
When evaluating transfers and other transactions with VIEs for consolidation, the Company first determines if it has a VI in the VIE. A VI is typically in the form of securities representing retained interests in the transferred assets and, at times, servicing rights and collateral manager fees. If the Company has a VI in the entity, it then evaluates whether or not it has both (1) the power to direct the activities that most significantly impact the economic performance of the VIE, and (2) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE to determine if the Company should consolidate the VIE.
Below is a summary of transfers of financial assets to VIEs for which the Company has retained some level of continuing involvement.
Residential Mortgage Loans
The Company typically transfers first lien residential mortgage loans in conjunction with Ginnie Mae, Fannie Mae, and Freddie Mac securitization transactions whereby the loans are exchanged for cash or securities that are readily redeemed for cash proceeds and servicing rights. The securities issued through these transactions are guaranteed by the issuer and, as such, under seller/servicer agreements the Company is required to service the loans in accordance with the issuers’ servicing guidelines and standards. The Company sold residential mortgage loans to these entities, which resulted in pre-tax gains of $397 million, $588 million, and $707 million, including servicing rights for the years ended December 31, 2011, 2010, and 2009, respectively. These gains are included within mortgage production related (loss)/income in the Consolidated Statements of Income/(Loss). These gains include the change in value of the loans as a result of changes in interest rates from the time the related IRLCs were issued to the borrowers but do not include the results of hedging activities initiated by the Company to mitigate this market risk. See Note 17, “Derivative Financial Instruments,” for further discussion of the Company’s hedging activities. As seller, the Company has made certain representations and warranties with respect to the originally transferred loans, including those transferred under Ginnie Mae, Fannie Mae, and Freddie Mac programs, which are discussed in Note 18, “Reinsurance Arrangements and Guarantees.”
In a limited number of securitizations, the Company has transferred loans to trusts, which previously qualified as QSPEs, sponsored by the Company. These trusts issue securities which are ultimately supported by the loans in the underlying trusts. In these transactions, the Company has received securities representing retained interests in the transferred loans in addition to cash and servicing rights in exchange for the transferred loans. The received securities are carried at fair value as either trading assets or securities AFS. As of December 31, 2011, the fair value of securities received totaled $104 million and were valued using a third party pricing service. As of December 31, 2010, the fair value of securities received was $193 million. At December 31, 2010, securities with a fair value of $175 million were valued using a third party pricing service. The remaining $18 million in securities consisted of subordinate interests from a 2003 securitization of prime fixed and floating rate loans and were valued using a discounted cash flow model that uses historically derived prepayment rates and credit loss assumptions along with estimates of current market discount rates. During the fourth quarter of 2011, the Company exercised its clean up call rights from the 2003 securitization and repurchased the remaining residential mortgage loans. The exercise of the clean up call was not material to the Company’s financial condition, results of operations, or cash flows.
The Company evaluated these securitization transactions for consolidation under the VIE consolidation guidance. As servicer of the underlying loans, the Company is generally deemed to have power over the securitization. However, if a single party, such as the issuer or the master servicer, effectively controls the servicing activities or has the unilateral ability to terminate the Company as servicer without cause, then that party is deemed to have power. In almost all of its securitization transactions, the Company does not have power over the VIE as a result of these rights held by the master servicer. In certain transactions, the Company does have power as the servicer; however, the Company does not also have an obligation to absorb losses or the right to receive benefits that could potentially be significant to the securitization. The absorption of losses and the receipt of benefits would generally manifest itself through the retention of senior or subordinated interests. No events occurred during the year ended December 31, 2011 that would change the Company’s previous conclusion that it is not the primary beneficiary of any of these securitization entities. Total assets as of December 31, 2011 and 2010 of the unconsolidated trusts in which the Company has a VI are $529 million and $651 million, respectively.
The Company’s maximum exposure to loss related to the unconsolidated VIEs in which it holds a VI is comprised of the loss of value of any interests it retains and any repurchase obligations it incurs as a result of a breach of its representations and warranties.
Commercial and Corporate Loans
In 2007, the Company completed a $1.9 billion structured sale of corporate loans to multi-seller CP conduits, which are VIEs administered by unrelated third parties. From the sale, the Company retained a 3% residual interest in the pool of loans transferred, which does not constitute a VI in the third party conduits as it relates to the unparticipated portion of the loans. In conjunction with the transfer of the loans, the Company also provided commitments in the form of liquidity facilities to these conduits. In January 2010, the administrator of the conduits drew on these commitments in full, resulting in a funded loan to the conduits that was recorded on the Company’s Consolidated Balance Sheets. As of December 31, 2010, the market value of the residual interest was $13 million. During the first quarter of 2011, the Company exercised its clean up call rights on the structured participation and repurchased the remaining corporate loans. In conjunction with the clean up call, the outstanding amount of the liquidity facilities and the residual interest were paid off. The exercise of the clean up call was not material to the Company’s financial condition, results of operations, or cash flows.
The Company has involvement with CLO entities that own commercial leveraged loans and bonds, certain of which were transferred by the Company to the CLOs. In addition to retaining certain securities issued by the CLOs, the Company also acts as collateral manager for these CLOs. The securities retained by the Company and the fees received as collateral manager represent a VI in the CLOs, which are considered to be VIEs.
In accordance with the VIE consolidation guidance beginning January 1, 2010, the Company determined that it was the primary beneficiary of, and thus, would consolidate one of these CLOs as it has both the power to direct the activities that most significantly impact the entity’s economic performance and the obligation to absorb losses and the right to receive benefits from the entity that could potentially be significant to the CLO. In addition to fees received as collateral manager, including eligibility for performance incentive fees, and owning certain preference shares, the Company’s multi-seller conduit, Three Pillars, owns a senior interest in the CLO, resulting in economics that could potentially be significant to the VIE. On January 1, 2010, the Company consolidated $307 million in total assets and $279 million in net liabilities of the CLO entity. The Company elected to consolidate the CLO at fair value and to carry the financial assets and financial liabilities of the CLO at fair value subsequent to adoption. The initial consolidation of the CLO did not have a material impact on the Company’s Consolidated Statements of Shareholders’ Equity. Substantially all of the assets and liabilities of the CLO are loans and issued debt, respectively. The loans are classified within LHFS at fair value and the debt is included within long-term debt at fair value on the Company’s Consolidated Balance Sheets (see Note 19, “Fair Value Election and Measurement,” for a discussion of the Company’s methodologies for estimating the fair values of these financial instruments). At December 31, 2011 and 2010, the Company’s Consolidated Balance Sheets reflected $315 million and $316 million, respectively, of loans held by the CLO and $289 million and $290 million, respectively, of debt issued by the CLO. The Company is not obligated, contractually or otherwise, to provide financial support to this VIE nor has it previously provided support to this VIE. Further, creditors of the VIE have no recourse to the general credit of the Company, as the liabilities of the CLO are paid only to the extent of available cash flows from the CLO’s assets.
For the remaining CLOs, which are also considered to be VIEs, the Company has determined that it is not the primary beneficiary as it does not have an obligation to absorb losses or the right to receive benefits from the entities that could potentially be significant to the VIE. The Company was able to liquidate a number of its positions in these CLO preference shares during 2010. Its remaining preference share exposure was valued at $2 million as of December 31, 2011 and 2010. Upon liquidation of the preference shares, the Company’s only remaining involvement with these VIEs was through its collateral manager role. The Company receives fees for managing the assets of these vehicles; these fees are considered adequate compensation and are commensurate with the level of effort required to provide such services. The fees received by the Company from these entities are recorded as trust and investment management income in the Consolidated Statements of Income/(Loss). Senior fees earned by the Company are generally not considered at risk; however, subordinate fees earned by the Company are subject to the availability of cash flows and to the priority of payments. The estimated assets and liabilities of these entities that were not included on the Company’s Consolidated Balance Sheets were $2.0 billion and $1.9 billion, respectively, at December 31, 2011, and $2.1 billion and $2.0 billion, respectively, at December 31, 2010. The Company is not obligated to provide any support to these entities, nor has it previously provided support to these entities. No events occurred during the year ended December 31, 2011 that would change the Company’s previous conclusion that it is not the primary beneficiary of any of these securitization entities.
Student Loans
In 2006, the Company completed a securitization of government-guaranteed student loans through a transfer of loans to a securitization SPE, which previously qualified as a QSPE, and retained the related residual interest in the SPE. The Company, as master servicer of the loans in the SPE, has agreed to service each loan consistent with the guidelines determined by the applicable government agencies in order to maintain the government guarantee. The Company and the SPE have entered into an agreement to have the loans subserviced by an unrelated third party.
The Company concluded that this securitization of government-guaranteed student loans (the “Student Loan entity”) should be consolidated as it has both power over the entity through its role as master servicer and the obligation to absorb losses or the right to receive benefits through the retention of the residual interest. Accordingly, the Company consolidated the Student Loan entity at its unpaid principal amount as of September 30, 2010, resulting in incremental total assets and total liabilities of approximately $490 million and an immaterial impact on shareholders’ equity. The consolidation of the Student Loan entity had no impact on the Company’s earnings or cash flows that results from its involvement with this VIE. The primary balance sheet impacts from consolidating the Student Loan entity were increases in LHFI, the related ALLL, and long-term debt. Additionally, the Company’s ownership of the residual interest in the SPE, previously classified in trading assets, was eliminated upon consolidation and the assets and liabilities of the Student Loan entity are recorded on a cost basis. At December 31, 2011 and 2010, the Company’s Consolidated Balance Sheets reflected $438 million and $479 million, respectively, of assets held by the Student Loan entity and $433 million and $474 million, respectively, of debt issued by the Student Loan entity.
Payments from the assets in the SPE must first be used to settle the obligations of the SPE, with any remaining payments remitted to the Company as the owner of the residual interest. To the extent that losses occur on the SPE’s assets, the SPE has recourse to the federal government as the guarantor up to a maximum guarantee amount of 97%. Losses in excess of the government guarantee reduce the amount of available cash payable to the Company as the owner of the residual interest. To the extent that losses result from a breach of the master servicer’s servicing responsibilities, the SPE has recourse to the Company; the SPE may require the Company to repurchase the loan from the SPE at par value. If the breach was caused by the subservicer, the Company has recourse to seek reimbursement from the subservicer up to the guaranteed amount. The Company’s maximum exposure to loss related to the SPE is represented by the potential losses resulting from a breach of servicing responsibilities. To date, all loss claims filed with the guarantor that have been denied due to servicing errors have either been cured or reimbursement has been provided to the Company by the subservicer. The Company is not obligated to provide any noncontractual support to this entity, and it has not provided any such support.
CDO Securities
The Company has transferred bank trust preferred securities in securitization transactions. The majority of these transfers occurred between 2002 and 2005 with one transaction completed in 2007. The Company retained equity interests in certain of these entities and also holds certain senior interests that were acquired during 2008 and 2011 in conjunction with its acquisition of assets from the ARS transactions discussed in Note 20, “Contingencies.” The Company is not obligated to provide any support to these entities and its maximum exposure to loss at December 31, 2011 and 2010 includes current senior interests held in trading securities, which had a fair value of $43 million as of December 31, 2011 and $29 million as of December 31, 2010.
The assumptions and inputs considered by the Company in valuing this retained interest include prepayment speeds, credit losses, and the discount rate. While all the underlying collateral is currently eligible for repayment by the obligor, given the nature of the collateral and the current repricing environment, the Company assumed no prepayment would occur before the final maturity, which is approximately 22 years on a weighted average basis. Due to the seniority of the interests in the structure, current estimates of credit losses in the underlying collateral could withstand a 20% adverse change in the default assumption without the securities incurring a valuation loss assuming all other assumptions remain constant. Therefore, the key assumption in valuing these securities was the assumed discount rate, which was estimated to range from 8% to 12% over LIBOR at December 31, 2011 compared to 14% to 16% over LIBOR at December 31, 2010. This significant change in the discount rate was supported by a return to liquidity in the market for similar interests. At December 31, 2011 and 2010, a 20% adverse change in the assumed discount rate results in declines of approximately $8 million and $5 million, respectively, in the fair value of these securities. Although the impact of each assumption change in isolation is minimal, the underlying collateral of the VIEs is highly concentrated and as a result, the default or deferral of certain large exposures may have a more dramatic effect on the discount rate than the 20% discussed above. Due to this, we estimate that if each of the retained positions experienced two additional large deferrals or default of an underlying collateral obligation, the fair value of the retained ARS would decline approximately $14 million.
The total assets of the trust preferred CDO entities in which the Company has remaining exposure to loss was $1.2 billion at December 31, 2011 and $1.3 billion at December 31, 2010. The Company determined that it was not the primary beneficiary of any of these VIEs as the Company lacks the power to direct the significant activities of any of the VIEs. No events occurred during the year ended December 31, 2011 that changed either the Company’s sale accounting or the Company’s conclusions that it is not the primary beneficiary of these VIEs.
The following tables present certain information related to the Company’s asset transfers in which it has continuing economic involvement for the years ended December 31, 2011, 2010, and 2009:

	Year Ended December 31, 2011
(Dollars in millions)	Residential Mortgage Loans	Commercial and Corporate Loans	Student Loans	CDO Securities	Total
Cash flows on interests held	$48	$1	$—	$2	$51
Servicing or management fees	3	10	—	—	13

	Year Ended December 31, 2010
(Dollars in millions)	Residential Mortgage Loans	Commercial and Corporate Loans	Student Loans	CDO Securities	Total
Cash flows on interests held	$66	$4	$8	$2	$80
Servicing or management fees	4	12	1	—	17

	Year Ended December 31, 2009
(Dollars in millions)	Residential Mortgage Loans	Commercial and Corporate Loans	Student Loans	CDO Securities	Total
Cash flows on interests held	$94	$2	$7	$3	$106
Servicing or management fees	5	11	1	—	17

Portfolio balances and delinquency balances based on accruing loans 90 days or more past due and all nonaccrual loans as of December 31 and net charge-offs related to managed portfolio loans (both those that are owned or consolidated by the Company and those that have been transferred) for the years ended December 31, 2011 and 2010 are as follows:

(Dollars in millions)	Principal Balance		Past Due				Net Charge-offs
	2011	2010	2011		2010		Year Ended December 31

							2011	2010
Type of loan:
Commercial	$55,872	$53,488	$938		$1,904		$663	$988
Residential	46,660	46,521	3,079		3,122		1,257	1,716
Consumer	19,963	15,966	914		649		120	151
Total loan portfolio	122,495	115,975	4,931		5,675		2,040	2,855
Managed securitized loans:
Commercial	1,978	2,244	43		44		—	22
Residential	114,342	120,429	3,310	[1]	3,497	[1]	50	46
Total managed loans	$238,815	$238,648	$8,284		$9,216		$2,090	$2,923
[1]Excludes loans that have completed the foreclosure or short sale process (i.e., involuntary prepayments).

Other Variable Interest Entities
In addition to the Company’s involvement with certain VIEs related to transfers of financial assets, the Company also has involvement with VIEs from other business activities.
Three Pillars Funding, LLC
SunTrust assists in providing liquidity to select corporate clients by directing them to a multi-seller CP conduit, Three Pillars. Three Pillars provides financing for direct purchases of financial assets originated and serviced by SunTrust’s corporate clients by issuing CP.
The Company has determined that Three Pillars is a VIE as Three Pillars has not issued sufficient equity at risk. In accordance with the VIE consolidation guidance, the Company has determined that it is the primary beneficiary of Three Pillars as certain subsidiaries have both the power to direct its significant activities and own potentially significant VIs. The assets and liabilities of Three Pillars were consolidated by the Company at their unpaid principal amounts at January 1, 2010; upon consolidation, the Company recorded an allowance for loan losses on $1.7 billion of secured loans that were consolidated at that time, resulting in an immaterial transition adjustment, which was recorded in the Company’s Consolidated Statements of Shareholders’ Equity.
The Company’s involvement with Three Pillars includes the following activities: services related to the administration of Three Pillars’ activities and client referrals to Three Pillars; the issuing of letters of credit, which provide partial credit protection to the CP holders; and providing liquidity arrangements that would provide funding to Three Pillars in the event it can no longer issue CP or in certain other circumstances. The Company’s activities with Three Pillars generated total revenue for the Company, net of direct salary and administrative costs, of $65 million, $68 million, and $59 million for the years ended December 31, 2011, 2010, and 2009, respectively.
At December 31, 2011, the Company’s Consolidated Balance Sheets included approximately $2.9 billion of secured loans held by Three Pillars, which are included within commercial loans. Other assets and liabilities were not material to the Company's Consolidated Balance Sheets, and no CP was outstanding at December 31, 2011. At December 31, 2010, the Company's Consolidated Balance Sheets included commercial loans and short-term borrowings of $2.4 billion and $99 million, respectively. Short-term borrowings, excluding intercompany liabilities, consisted of the CP issued by Three Pillars to third parties. No losses on any of Three Pillars’ assets were incurred during the years ended December 31, 2011, 2010, and 2009.
Funding commitments extended by Three Pillars to its customers totaled $4.1 billion with outstanding receivables totaling $2.9 billion at December 31, 2011; the majority of which generally carry initial terms of one to three years and may be repaid or refinanced at any time. At December 31, 2010, Three Pillars had funding commitments and outstanding receivables totaling $4.1 billion and $2.4 billion, respectively. The majority of the commitments are backed by trade receivables and commercial loans that have been originated by companies operating across a number of industries. Trade receivables and commercial loans collateralize 40% and 20%, respectively, of the outstanding commitments, as of December 31, 2011, compared to 48% and 14%, respectively, as of December 31, 2010. Total assets supporting outstanding commitments have a weighted average life of 2.8 years and 2.3 years at December 31, 2011 and 2010, respectively.
Each transaction added to Three Pillars is typically structured to a minimum implied A/A2 rating according to established credit and underwriting policies as approved by credit risk management and monitored on a regular basis to ensure compliance with each transaction’s terms and conditions. Typically, transactions contain dynamic credit enhancement features that provide increased credit protection in the event asset performance deteriorates. If asset performance deteriorates beyond predetermined covenant levels, the transaction could become ineligible for continued funding by Three Pillars. This could result in the transaction being amended with the approval of credit risk management, or Three Pillars could terminate the transaction and enforce any rights or remedies available, including amortization of the transaction or liquidation of the collateral. Three Pillars also has the option to fund under the liquidity facility provided by the Bank in connection with the transaction and may be required to fund under the liquidity facility if the transaction remains in breach. In addition, each commitment renewal requires credit risk management approval. The Company is not aware of unfavorable trends related to Three Pillars’ assets for which the Company expects to suffer material losses. For the years ended December 31, 2011, 2010, and 2009, there were no writedowns of Three Pillars' assets.
The assets of Three Pillars generally provide the sources of cash flows for the CP. However, the Company has issued commitments in the form of liquidity facilities and other credit enhancements to support the operations of Three Pillars. Due to the Company’s consolidation of Three Pillars as of January 1, 2010, these commitments are eliminated in consolidation for U.S. GAAP purposes. The liquidity commitments are revolving facilities that are sized based on the current commitments provided by Three Pillars to its customers. The liquidity facilities may generally be used if new CP cannot be issued by Three Pillars to repay maturing CP. However, the liquidity facilities are available in all circumstances, except certain bankruptcy-related events with respect to Three Pillars. Draws on the facilities are subject to the purchase price (or borrowing base) formula that, in many cases, excludes defaulted assets to the extent that they exceed available over-collateralization in the form of non-defaulted assets, and may also provide the liquidity banks with loss protection equal to a portion of the loss protection provided for in the related securitization agreement. Additionally, there are transaction specific covenants and triggers that are tied to the performance of the assets of the relevant seller/servicer that may result in a transaction termination event, which, if continuing, would require funding through the related liquidity facility. Finally, in a termination event of Three Pillars, such as if its tangible net worth falls below $5,000 for a period in excess of 15 days, Three Pillars would be unable to issue CP, which would likely result in funding through the liquidity facilities. Draws under the credit enhancement are also available in all circumstances, but are generally used to the extent required to make payment on any maturing CP if there are insufficient funds from collections of receivables or the use of liquidity facilities. The required amount of credit enhancement at Three Pillars will vary from time to time as new receivable pools are purchased or removed from its asset portfolio, but is generally equal to 10% of the aggregate commitments of Three Pillars.
Due to the consolidation of Three Pillars, the Company’s maximum exposure to potential loss was $4.3 billion and $4.2 billion as of December 31, 2011 and 2010, respectively, which represents the Company’s exposure to the lines of credit that Three Pillars had extended to its clients. The Company did not recognize any liability on its Consolidated Balance Sheets related to the liquidity facilities and other credit enhancements provided to Three Pillars as of December 31, 2011 and 2010, as no amounts had been drawn, nor were any draws probable to occur, such that a loss should have been accrued.
In January 2012, the Company initiated the process of liquidating Three Pillars. The commitments and outstanding loans of Three Pillars will be transferred to the Bank. The Bank will fund the loans through wholesale funding sources, and Three Pillars' CP will be repaid in full. The liquidation is expected to be complete by the second quarter of 2012, and upon completion, the Bank will terminate the liquidity arrangements and standby letter of credit. The liquidation is not expected to have a material impact to the Company's financial condition, results of operations, or cash flows.
Total Return Swaps
The Company recommenced involvement with various VIEs related to its TRS business during 2010. Under the matched book TRS business model, the VIEs purchase assets (typically loans) from the market, which are identified by third party clients, that serve as the underlying reference assets for a TRS between the VIE and the Company and a mirror TRS between the Company and its third party clients. The TRS contracts between the VIEs and the Company hedge the Company’s exposure to the TRS contracts with its third party clients. These third parties are not related parties to the Company, nor are they and the Company de facto agents of each other. In order for the VIEs to purchase the reference assets, the Company provides senior financing, in the form of demand notes, to these VIEs. The TRS contracts pass through interest and other cash flows on the assets owned by the VIEs to the third parties, along with exposing the third parties to depreciation on the assets and providing them with the rights to appreciation on the assets. The terms of the TRS contracts require the third parties to post initial collateral, in addition to ongoing margin as the fair values of the underlying assets change. Although the Company has always caused the VIEs to purchase a reference asset in response to the addition of a reference asset by its third party clients, there is no legal obligation between the Company and its third party clients for the Company to purchase the reference assets or for the Company to cause the VIEs to purchase the assets.
The Company considered the VIE consolidation guidance, which requires an evaluation of the substantive contractual and non-contractual aspects of transactions involving VIEs established subsequent to January 1, 2010. The Company and its third party clients are the only VI holders. As such, the Company evaluated the nature of all VIs and other interests and involvement with the VIEs, in addition to the purpose and design of the VIEs, relative to the risks they were designed to create. The purpose and design of a VIE are key components of a consolidation analysis and any power should be analyzed based on the substance of that power relative to the purpose and design of the VIE. The VIEs were designed for the benefit of the third parties and would not exist if the Company did not enter into the TRS contracts with the third parties. The activities of the VIEs are restricted to buying and selling reference assets with respect to the TRS contracts entered into between the Company and its third party clients and the risks/benefits of any such assets owned by the VIEs are passed to the third party clients via the TRS contracts. The TRS contracts between the Company and its third party clients have a substantive effect on the design of the overall transaction and the VIEs. Based on its evaluation, the Company has determined that it is not the primary beneficiary of the VIEs, as the design of the TRS business results in the Company having no substantive power to direct the significant activities of the VIEs.
At December 31, 2011 and 2010, the Company had $1.7 billion and $972 million, respectively, in senior financing outstanding to VIEs, which were classified within trading assets on the Consolidated Balance Sheets and carried at fair value. These VIEs had entered into TRS contracts with the Company with outstanding notional amounts of $1.6 billion and $969 million at December 31, 2011 and 2010, respectively, and the Company had entered into mirror TRS contracts with its third parties with the same outstanding notional amounts. At December 31, 2011, the fair values of these TRS assets and liabilities were $20 million and $17 million, respectively, and at December 31, 2010, the fair values of these TRS assets and liabilities were $34 million and $32 million, respectively, reflecting the pass-through nature of these structures. The notional amounts of the TRS contracts with the VIEs represent the Company’s maximum exposure to loss, although such exposure to loss has been mitigated via the TRS contracts with the third parties. The Company has not provided any support to the VIE that it was not contractually obligated to for the years ended December 31, 2011 and 2010. For additional information on the Company’s TRS with these VIEs, see Note 17, “Derivative Financial Instruments.”
Community Development Investments
As part of its community reinvestment initiatives, the Company invests almost exclusively within its footprint in multi-family affordable housing developments and other community development entities as a limited and/or general partner and/or a debt provider. The Company receives tax credits for various investments. The Company has determined that the related partnerships are VIEs. During the years ended December 31, 2011 and 2010, the Company did not provide any financial or other support to its consolidated or unconsolidated investments that it was not previously contractually required to provide.
For partnerships where the Company operates strictly as the general partner, the Company consolidates these partnerships on its Consolidated Balance Sheets. As the general partner, the Company typically guarantees the tax credits due to the limited partner and is responsible for funding construction and operating deficits. As of December 31, 2011 and 2010, total assets, which consist primarily of fixed assets and cash attributable to the consolidated partnerships, were $5 million and $8 million, respectively, and total liabilities, excluding intercompany liabilities, were $1 million. Security deposits from the tenants are recorded as liabilities on the Company’s Consolidated Balance Sheets. The Company maintains separate cash accounts to fund these liabilities and these assets are considered restricted. The tenant liabilities and corresponding restricted cash assets were not material as of December 31, 2011 and 2010. While the obligations of the general partner are generally non-recourse to the Company, as the general partner, the Company may from time to time step in when needed to fund deficits. During the years ended December 31, 2011 and 2010, the Company did not provide any significant amount of funding as the general partner or to cover any deficits the partnerships may have generated.
For other partnerships, the Company acts only in a limited partnership capacity. The Company has determined that it is not the primary beneficiary of these partnerships and accounts for its limited partner interests in accordance with the accounting guidance for investments in affordable housing projects. The general partner or an affiliate of the general partner provides guarantees to the limited partner, which protects the Company from losses attributable to operating deficits, construction deficits and tax credit allocation deficits. Partnership assets of $1.2 billion and $1.1 billion in these partnerships were not included in the Consolidated Balance Sheets at December 31, 2011 and 2010, respectively. These limited partner interests had carrying values of $194 million and $202 million at December 31, 2011 and 2010, respectively, and are recorded in other assets on the Company’s Consolidated Balance Sheets. The Company’s maximum exposure to loss for these limited partner investments totaled $472 million and $458 million at December 31, 2011 and 2010, respectively. The Company’s maximum exposure to loss would be borne by the loss of the limited partnership equity investments along with $249 million and $222 million of loans, interest-rate swaps or letters of credit issued by the Company to the limited partnerships at December 31, 2011 and 2010, respectively. The difference between the maximum exposure to loss and the investment and loan balances is primarily attributable to the unfunded equity commitments. Unfunded equity commitments are amounts that the Company has committed to the partnerships upon the partnerships meeting certain conditions. When these conditions are met, the Company will invest these additional amounts in the partnerships.
Additionally, the Company invests in funds whose purpose is to invest in affordable housing developments as the limited partner investor. The Company owns minority and noncontrolling interests in these funds. As of December 31, 2011 and 2010, the Company's investment in these funds totaled $68 million and $62 million, respectively, and the Company's maximum exposure to loss on its equity investments, which is comprised of its investments in the funds plus any additional unfunded equity commitments, was $108 million and $80 million, respectively.
When the Company owns both the limited partner and general partner interests or acts as the indemnifying party, the Company consolidates the partnerships. As of December 31, 2011 and 2010, total assets, which consist primarily of fixed assets and cash, attributable to the consolidated, non-VIE partnerships were $360 million and $394 million, respectively, and total liabilities, excluding intercompany liabilities, primarily representing third party borrowings, were $107 million and $123 million, respectively. See Note 19, “Fair Value Election and Measurement,” for further discussion on the impact of impairment charges on affordable housing partnership investments.
Registered and Unregistered Funds Advised by RidgeWorth
RidgeWorth, a registered investment advisor and majority owned subsidiary of the Company, serves as the investment advisor for various private placement, common and collective funds, and registered mutual funds (collectively the “Funds”). The Company evaluates these Funds to determine if the Funds are VIEs. In February 2010, the FASB issued guidance that defers the application of the existing VIE consolidation guidance for investment funds meeting certain criteria. All of the registered and unregistered Funds advised by RidgeWorth meet the scope exception criteria and thus are not evaluated for consolidation under the guidance. Accordingly, the Company continues to apply the consolidation guidance in effect prior to the issuance of the existing guidance to interests in funds that qualify for the deferral.
The Company has concluded that some of the Funds are VIEs. However, the Company has concluded that it is not the primary beneficiary of these funds as the Company does not absorb a majority of the expected losses nor expected returns of the funds. The Company’s exposure to loss is limited to the investment advisor and other administrative fees it earns and if applicable, any equity investments. The total unconsolidated assets of these funds as of December 31, 2011 and 2010 were $1.1 billion and $1.9 billion, respectively.
The Company does not have any contractual obligation to provide monetary support to any of the Funds. The Company did not provide any significant support, contractual or otherwise, to the Funds during the years ended December 31, 2011 and 2010.